SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2001


                          FRANKLIN CAPITAL CORPORATION
                          ----------------------------
               (Exact name of registrant as specified in charter)


                    DELAWARE          1-9727          13-3419202
                -----------------------------------------------------
                (State or other    (Commission     (IRS Employer
                jurisdiction of     File Number)   Identification No.)
                                   incorporation)


              450 Park Avenue, 10th Floor, New York, New York 10022
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 486-2323
       ------------------------------------------------------------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


NY2:\1097545\01\n$vd01!.DOC\46351.0018
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ITEM 5.    OTHER EVENTS

On November 15, 2001, Franklin Capital Corporation, a Delaware corporation (the "Company"), and Change Technology Partners, Inc., a Delaware corporation ("Change"), announced that they had reached an agreement in principle to combine their businesses through a merger of the Company and Change. The Press Release relating to such announcement is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

             (c)   Exhibits

                     EXHIBIT NUMBER                      DESCRIPTION
                     --------------                      -----------

                           99.1        Press Release, issued November 15, 2001















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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FRANKLIN CAPITAL CORPORATION

Date: November 15, 2001                       By:   /s/ Spencer L. Brown
                                                    --------------------

                                                    Spencer L. Brown
                                                    Senior Vice President















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

                                  EXHIBIT INDEX

                EXHIBIT NUMBER        DESCRIPTION
                --------------        -----------

                          99.1        Press Release, issued November 15, 2001.












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